UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02    Results of Operations and Financial Condition

Item 9.01    Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
EX 99.1 (Press Release)

Item 2.02    Completion of Acquisition or Disposition of Assets

On August 4, 2011, Orion Marine Group, Inc. (the "Company") issued a press release announcing its financial results for the second quarter and six months ended June 30, 2011. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01    Financial Statement and Exhibits

(d)    Exhibits:
The following exhibit is furnished as part of this Report pursuant to Item 2.02.

99.1    Press Release dated July 25, 2011 announcing the Company’s financial results for the second quarter and six months ended June 30, 2011.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: August 4, 2011	By:	/s/ Mark R. Stauffer
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued August 4, 2011